UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): NOVEMBER 8, 2007 (NOVEMBER 6,
2007)


                        GENUTEC BUSINESS SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)



   DELAWARE                          FILE NUMBER 000-52253            81-0481368
(State or other jurisdiction        (Commission File Number)    (I.R.S. Employer
of incorporation or organization)                            Identification No.)


28202 CABOT ROAD, SUITE 650, LAGUNA NIGUEL, CALIFORNIA                     92677
         (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (949) 309-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 6, 2007, GenuTec Business Solutions, Inc., a Delaware corporation (the "COMPANY") entered into a Second Restructuring Agreement and Amendment No. 6 to Note Purchase Agreement (the "SECOND RESTRUCTURING AGREEMENT"), with Technology Investment Capital Corp., a Maryland corporation ("TICC") and SeaView Mezzanine Fund LP ("SEAVIEW"). Pursuant to the Second Restructuring Agreement, TICC agreed to (a) waive certain events of default under the Company's existing Note Purchase Agreement, dated as of September 16, 2005, as amended (the "NOTE PURCHASE AGREEMENT"), (b) the cancellation of $13,500,000 of the principal amount of the senior secured notes and $1,739,437 of unpaid interest under the Note Purchase Agreement in exchange for 152,394 shares of Series C Convertible Preferred Stock of the Company, par value $.0001 per share ("SERIES C PREFERRED STOCK"), (c) waive the accrual and payment of all interest due on the remaining $3,500,000 of senior secured notes under the Note Purchase Agreement until November 6, 2009, and (d) amend certain provisions of the Note Purchase Agreement to provide for the removal of certain financial covenants and to delay the applicability of certain other financial covenants until the fiscal quarter ending December 31, 2009. Pursuant to the Second Restructuring Agreement, TICC, SeaView and the Company agreed to the issuance of 51,508 shares of Series D Convertible Preferred Stock of the Company, par value $.0001 per share ("SERIES D PREFERRED STOCK"), in exchange for all of the issued and outstanding shares of Series B Convertible Preferred Stock of the Company, par value $.0001 per share ("SERIES B PREFERRED STOCK"), all of which were held by SeaView. Pursuant to the Second Restructuring Agreement, the Company agreed to effect, at the earliest practicable date after November 6, 2007, a 1-for-1000 (or such other ratio as may be determined by the Board of Directors of the Company (the "BOARD")) reverse stock split.

On November 6, 2007, in connection with the execution of the Second Restructuring Agreement, the Company, TICC and SeaView entered into a Stockholders Agreement, pursuant to which TICC and SeaView agreed to certain transfer restrictions and tag-along rights with respect to the Series C Preferred Stock and Series D Preferred Stock.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On November 6, 2007, the Board adopted a Certificate of Designations of Series C Convertible Preferred Stock ("SERIES C CERTIFICATE OF DESIGNATIONS"), pursuant to which the Board created the Series C Preferred Stock. Pursuant to the Second Restructuring Agreement, 152,394 shares of Series C Preferred Stock were offered and sold by the Company to TICC in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder, in exchange for the cancellation of $13,500,000 of the principal amount of the senior secured notes and $1,739,437 of unpaid interest under the Note Purchase Agreement. Each share of Series C Preferred Stock is convertible at the option of the holder into shares of the Class A voting common stock of the Company, par value $.0001 per share (the "COMMON STOCK"), in accordance with the Series C Certificate of Designations. The holders of the Series C Preferred Stock are entitled to vote together with the holders of Common Stock as a single class upon any matter submitted to the stockholders for a vote, and have that number of votes per share as shall be equal to the number of shares of Common Stock into which the Series C Preferred Stock could be converted, except that the holders of the Series C Preferred Stock do not have the right to vote for or consent to the election of any member of the Board.

On November 6, 2007, the Board adopted a Certificate of Designations of Series D Convertible Preferred Stock ("SERIES D CERTIFICATE OF DESIGNATIONS"), pursuant to which the Board created the Series D Preferred Stock. Pursuant to the Second Restructuring Agreement, 51,508 shares of Series D Preferred Stock were offered and sold by the Company to SeaView in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder, in exchange for 51,508 shares of Series B Preferred

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Stock held by SeaView, which constitute all of the issued and outstanding shares of Series B Preferred Stock. Each share of Series D Preferred Stock is convertible at the option of the holder into shares of Common Stock in accordance with the Series D Certificate of Designations. The holders of the Series D Preferred Stock are entitled to vote together with the holders of
Common Stock as a single class upon any matter submitted to the stockholders for a vote, and have that number of votes per share as shall be equal to the number of shares of Common Stock into which the Series D Preferred Stock could be
converted.   In addition, the holders of a majority of the Series D Preferred
Stock have the right, to the exclusion of all other classes or series of the Company's capital stock, to elect a majority of the directors constituting the whole Board.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Pursuant to the Second Restructuring Agreement, TICC may be deemed to have acquired control of the Company. TICC may be deemed the beneficial owner of 304,788,000 shares of Common Stock, which would represent approximately 69.06% of the outstanding Common Stock on an as-converted, fully-diluted basis. However, pursuant to the Series C Certificate of Designations, TICC does not have the right to vote for or consent to the election of any member of the Board as a holder of the Series C Preferred Stock.

Pursuant to the Second Restructuring Agreement, SeaView may be deemed the beneficial owner of 103,016,000 shares of Common Stock, which would represent approximately 23.34% of the outstanding Common Stock on an as converted, fully-diluted basis. Pursuant to the Series D Certificate of Designations, the holders of a majority of the Series D Preferred Stock have the right, to the exclusion of all other classes or series of the Company's capital stock, to elect a majority of the directors constituting the whole Board.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR.

On November 6, 2007, the Board adopted the Series C Certificate of Designations and the Series D Certificate of Designations, as described in greater detail in
Item 3.02 above, each effective as of the date of filing of such Certificate of Designations with the Secretary of State of the State of Delaware.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

   (d) The following exhibits are incorporated by reference:


EXHIBIT NO.        DESCRIPTION
------------  ------------------------------------------------------------------
    3.1 Certificate of Designations of Series C Convertible Preferred Stock (Par Value $.0001 Per Share) of the Company
    3.2 Certificate of Designations of Series D Convertible Preferred Stock (Par Value $.0001 Per Share) of the Company
    10.1 Second Restructuring Agreement and Amendment No. 6 to Note Purchase Agreement, dated as of November 6, 2007, by and among the Company, TICC and SeaView
    99.2 Stockholders Agreement, dated as of November 6, 2007, by and among the Company, TICC and SeaView


CERTAIN STATEMENTS IN THIS CURRENT REPORT ON FORM 8-K CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. TO THE EXTENT THAT ANY STATEMENTS MADE IN THIS CURRENT REPORT ON FORM 8-K CONTAIN INFORMATION THAT IS NOT HISTORICAL, SUCH STATEMENTS ARE ESSENTIALLY FORWARD-LOOKING AND ARE SUBJECT TO CERTAIN RISKS AND

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UNCERTAINTY.  ANY FORWARD-LOOKING STATEMENTS INCLUDED IN THIS CURRENT REPORT ON
FORM 8-K ARE MADE AS OF THE DATE HEREOF ONLY, BASED ON INFORMATION AVAILABLE TO THE COMPANY AS OF THE DATE HEREOF, AND, SUBJECT TO ANY APPLICABLE LAW TO THE CONTRARY, THE COMPANY ASSUMES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS.


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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated as of:  November 8, 2007


                                GENUTEC BUSINESS SOLUTIONS, INC.
                                --------------------------------
                                (Registrant)




                                /s/ Roy M. Cox, Jr.
                                -----------------------------------------------
                                Name:   Roy M. Cox, Jr.
                                Title:  President and Chief Executive Officer


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